INCOME TAXES - Schedule of Effective Income Tax Rate Based on Consolidated Statements of Operations Differs From U.S. Statutory Federal Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
INCOME TAXES [Abstract]
U.S. statutory federal income tax of 21%	$ 35,066	$ 77,296
Partnership income not subject to tax	(60,382)	(91,436)
Tax impact of foreign operations	42,898	28,105
UK ORIP Tax	1,215	859
Provision to return	2,145	(983)
Permanent differences	2,029	(4,404)
Nondeductible officers compensation	4,465	0
Equity method investments	(2,686)	(2,391)
Third party ownership reversal	(167)	(1,087)
Opening balance remeasurement	4,270	0
Valuation allowance	(1,180)	(2,141)
Unrecognized tax benefits	3,836	9,576
U.S. state and local taxes	176	788
Other	1,511	1,713
Total provision for income taxes	$ 33,196	$ 15,895